U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported) February 17, 1999
                                                ----------------------


                              SOONER HOLDINGS, INC.
                 ----------------------------------------------
                 (Name of small business issuer in its charter)



          Arizona                      0-18344                   73-1275261
-------------------------------      -----------               -------------
(State or other jurisdiction of      (Commission               (IRS Employer
 incorporation or organization)      File Number)            Identification No.)


             2680 West Interstate 40, Oklahoma City, Oklahoma 73108
               (Address of principal executive offices) (Zip Code)


                                 (405) 236-8332
                           (Issuer's telephone number)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) Effective February 17, 1999, the Company's client-auditor relationship with auditors Arthur Andersen LLP ceased.

         In the Company's Report on Form 10-KSB for the fiscal year ended December 31, 1997, Arthur Andersen LLP's opinion stated that the consolidated financial statements had been prepared assuming that the Company will continue as a going concern. The footnotes to the statements discussed that the Company had suffered recurring losses from operations, had a shareholders' deficit of $129,589 and had a working capital deficiency of $863,925 as of December 31, 1997. These factors raised substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters were also described in the footnotes.

         During the three-year engagement of Arthur Andersen LLP as the Company's principal accountant to audit its financial statements, commencing with its fiscal year ended December 31, 1995, and within the meaning of Item 304 of Regulation S-K, Arthur Andersen LLP did not inform the Company of any disagreements, reportable events, or any dispute relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

ITEM 7. EXHIBITS
                                                                            Page
                                                                            ----
   Exhibit 1.  Letter dated 2/17/99 from Arthur Andersen LLP                 3

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SOONER HOLDINGS, INC.


Dated: May 4, 1999                        By: /s/ R. C. Cunningham II
      ---------------                        ---------------------------------
                                             R. C. Cunningham II
                                             CEO, President and Chairman